Exhibit 10.6

                      SUBSCRIPTION AGREEMENT


JLM COUTURE, INC.
225 West 37th Street
New York, New York 10018

Dear Sirs:

     The undersigned (the "Investor") hereby tenders his subscription for and offers to acquire 200,000 shares of Common
Stock (the "Common Stock") of JLM Couture, Inc. (the "Company") at a purchase price of $2.25 per share.

     1. Subscription Payment. As payment for this subscription, simultaneously with the execution hereof, the Investor is delivering herewith his promissory note (the "Note") payable to the order of JLM Couture, Inc. in the form set forth hereto as Exhibit A and entering into a Pledge Agreement in the form attached hereto as Exhibit B to secure the Note.

     2. Representations of the Investor. The Investor, recognizing that the Company will be relying on the information and on the representations set forth herein, hereby represents, warrants and agrees as follows:

     (a) The Investor understands that the offer and sale of the Common Stock is being made by means of this Subscription
     Agreement, and is aware of the high degree of risk associated with an investment in the Common Stock.

     (b) The Investor, who is a significant shareholder, officer and director of the Company, is a person who is capable to bear economic risks including the entire loss of an investment in the Common Stock.

     (c) The Investor is purchasing the shares of Common Stock issued pursuant to this Subscription Agreement (the "Shares") for his own account for investment, and not with a view to or for sale in connection with the distribution of the Shares nor with any present intention of selling or otherwise disposing of all or any part of the Shares; provided, however, the Investor shall have the right to transfer the securities to third parties pursuant to an exemption from registration under the Securities Act of 1933 (the "Act"). In connection with any such future transfer, the Company will accept an acceptable opinion of counsel to the Investor as to the existence of any exemption. The Investor hereby acknowledges his understanding that the Shares are not being registered under the Act or any state securities laws, on the ground that the issuance and sale of the Units to the Investor is exempt under the Act and relevant state securities laws, as a small offering and not involving a public offering. The Investor agrees not to sell the Shares unless they are subsequently registered or an exemption from such registration is available.

     The Investor further acknowledges his understanding that the Company's reliance on such exemptions are, in part, based upon the foregoing representations, warranties, and agreements by the Investor and that the statutory basis for such exemptions would not be present, if notwithstanding such representations, warranties and agreements, the undersigned were acquiring the Shares for resale on the occurrence or non-occurrence of some predetermined event. In order to induce the Company to issue and sell the Shares subscribed for hereby to the Investor, it is agreed that the Company will have no obligation to recognize the ownership, beneficial or otherwise, of such Shares by anyone but the Investor, except as set forth herein.

     (d) All information contained in this Subscription Agreement is correct and complete. Any material change occurring in this Subscription Agreement prior to acceptance of this subscription shall be promptly reported to the Company. The Investor, in connection with his investment in the Company, has sufficient knowledge and experience in matters relating to business and financial matters in general and he is capable of evaluating the merits and risks of an investment in the Company and of making an informed investment decision.

     (e) The address set forth in this Subscription Agreement is his true and correct primary residence, and he has no present intention of becoming a resident of any other state or jurisdiction.

     (f) The Investor acknowledges and is aware that, except as set forth herein, the Investor will not transfer or assign this subscription, the Shares or any interest therein; if and to the extent this subscription is accepted, the assignment and transferability of the Shares subscribed for by the Investor will be governed by this Subscription Agreement and all applicable laws.

     (g) The Investor acknowledges and is aware that this subscription is voidable by the Investor within three days after the first tender of consideration is made by the Investor to the Company, an agent of the Company or an escrow agent. Subsequent to this three day period, the Investor is not entitled to cancel, terminate or revoke this subscription, and any agreements of the Investor in connection herewith shall survive the death or disability of the Investor.

     (h) The Investor has been given access to full and fair disclosure of all material information concerning the Company. The Investor has also been given the opportunity to ask questions of, and receive answers from, management of the Company regarding the terms and conditions of this Agreement, and the transactions contemplated thereby, as well as the affairs of the Company and related matters.

     The Investor may have access to whatever additional information concerning the Company, its financial condition, business, prospects, management, capitalization, and other similar matters, that the Investor or his purchaser representative, if any, desires, provided that the Company can acquire such information without unreasonable effort or expense.

     (i) The Investor has had the opportunity to obtain additional information necessary to verify the accuracy of the information referred to in subparagraph (h) hereof.

     3. Indemnification. The Investor hereby agrees to indemnify and hold harmless the Company, its respective officers, directors, shareholders, employees, agents and attorneys of each such entity against any and all losses, claims, demands, liabilities and expenses (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person) to which any such indemnified party may become subject under the Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in this Subscription Agreement or (b) arise out of or are based upon any breach of any representation, warranty or agreement contained herein.

     4.   Survival of Representations, Warranties and Agreements.
The representations, warranties and agreements contained herein shall survive the delivery of, and payment for, the Shares.

     5. Acceptance of Subscription. The Company may accept this Subscription Agreement at any time for the Shares subscribed for by executing a copy hereof as provided and notifying the Investor.
The Investor understands that the Company may, in its sole discretion, reject this subscription or may accept only a portion of this subscription.

                         SIGNATURE PAGE

     IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the 22nd day of December, 1998.

Organization Signature:                 Individual Signature:
                                        s/Joseph L. Murphy

Print Name of Subscriber


By:  Joseph E. O'Grady
                                        Signature (s)

     Secretary                          Joseph L. Murphy
     Print Name and Title of            Print Name (s)
     Person Signing


                                        Print Name (s)


Number of Shares Subscribed for:         200,000

                 (Please print information below
               exactly as you wish it to appear in
                   the records of the Company)



Name and capacity in which    Social Security Number of Indi-
subscription is made -- see   dividual or other Taxpayer I.D.
below for particular          Number
requirements


Address:                      Address for notices if different:


Number and Street             Number and Street



City      State   Zip Code    City      State      Zip Code


Please indicate form of ownership:


TENANTS-IN-COMMON             JOINT TENANTS WITH RIGHT OF
(Both Parties must sign         SURVIVORSHIP
 above)                       (Both Parties must sign above)

                    ACCEPTANCE OF SUBSCRIPTION

                        JLM COUTURE, INC.



     The foregoing subscription is hereby accepted by JLM Couture, Inc., this 22nd day of December, 1998, for 200,000 Shares.


                                   By:s/Joseph E. O'Grady
                                      Name: Joseph E. O'Grady
                                      Title:Secretary